                                  EXHIBIT 10.2






                               AMENDMENT AGREEMENT
                                    REDACTED

                               AMENDMENT AGREEMENT


This Amendment Agreement made as of this 31st day of January, 1996 by and between MAXSERV, INC., a Delaware corporation (hereinafter called "MaxServ") and SEARS, ROEBUCK AND CO., a New York corporation (hereinafter called "Sears").

Reference is hereby made to the Service Agreement ("Agreement") made as of May 20, 1993, by and between MaxServ and Sears with respect to the provision of certain services by MaxServ to Sears.

Sears and MaxServ desire to amend the Agreement to change the pricing provision of Addendum #2, Parts Support Service, Addendum #3, Technical Support Service and Addendum #5, Home Office Center Support Service, for the 1996 calendar year to be effective
January 1, 1996;

         Now, Therefore, MaxServ and Sears mutually agree as follows:

         1. Addendum #2, Parts Support Service, is hereby amended to change the pricing therefor by adding to Addendum #2 the pricing provision attached hereto as Exhibit A.

         2. Addendum #3, Technical Support Service, is hereby amended to change the pricing therefor by adding to Addendum #3 the pricing provision attached hereto as Exhibit B.

         3. Addendum #5, Home Office Center Support Service, is hereby amended to change the pricing therefor by adding to Addendum #5 the pricing provision attached hereto as Exhibit C.

Such amendments to be effective January 1, 1996.

The Agreement, as herein amended, is fully ratified and affirmed.

In WITNESS WHEREOF, MaxServ and Sears have caused this Amendment Agreement to be executed by person duly authorized thereunto as of the date first above stated.


MAXSERV, INC.                            SEARS, ROEBUCK AND CO.

By:  Neil A. Johnson                     By:  Daniel A. Mihalovich
   -------------------------------          -------------------------------

Name:  Neil A. Johnson                   Name:  Daniel A. Mihalo0vich
     -----------------------------            -----------------------------

Title:  Sr. Vice President Finance       Title:  Vice President Product Services
     -----------------------------             ---------------------------------

                                          #CONFIDENTIAL PORTION HAS BEEN OMITTED
                                        AND FILED SEPARATELY WITH THE COMMISSION

                                   (EXHIBIT A)

                              PARTS SUPPORT SERVICE

                                     PRICING


The Parts Support Service will be provided under the following revised fee structure:

                                  MONTHLY
                               INCOMING CALL
                STEP              VOLUME*                PRICE PER CALL***
                ----           -------------             -----------------





                     #CONFIDENTIAL PORTION HAS BEEN OMITTED
                    AND FILED SEPARATELY WITH THE COMMISSION










                     #CONFIDENTIAL PORTION HAS BEEN OMITTED
                    AND FILED SEPARATELY WITH THE COMMISSION




***      Changes             #            could result in pricing changes.

         Price includes charges for everything to be provided in connection with performing this service.



                                  Calendar 1996

                                          #CONFIDENTIAL PORTION HAS BEEN OMITTED
                                        AND FILED SEPARATELY WITH THE COMMISSION

                                   (EXHIBIT B)

                            TECHNICAL SUPPORT SERVICE
                                     PRICING

The Technical Support Services will be priced under two different fee
structures, one for         #          and the other for #.

THE                    #                WILL BE PROVIDED UNDER THE FOLLOWING FEE
STRUCTURE:

                                  MONTHLY
                               INCOMING CALL
              STEP                VOLUME*              PRICE PER CALL***
              ----             -------------           -----------------







                     #CONFIDENTIAL PORTION HAS BEEN OMITTED
                    AND FILED SEPARATELY WITH THE COMMISSION







THE                  #                 WILL BE PROVIDED UNDER THE FOLLOWING FEE
STRUCTURE:


                                  MONTHLY
                               INCOMING CALL
              STEP                VOLUME*              PRICE PER CALL***
              ----             -------------           -----------------




                     #CONFIDENTIAL PORTION HAS BEEN OMITTED
                    AND FILED SEPARATELY WITH THE COMMISSION





                     #CONFIDENTIAL PORTION HAS BEEN OMITTED
                    AND FILED SEPARATELY WITH THE COMMISSION

***      Changes             #              could result in pricing changes.

         Price includes charges for everything to be provided in connection with performing this service.

#
MaxServ will provide Technical Support Services for              #
                                       to be determined and agreed upon between
MaxServ and Sears.


                                  Calendar 1996

                                          #CONFIDENTIAL PORTION HAS BEEN OMITTED
                                        AND FILED SEPARATELY WITH THE COMMISSION

                                   (EXHIBIT C)

                       HOME OFFICE CENTER SUPPORT SERVICE

                                     PRICING

The Home Office Center Support service will be provided under the following revised fee structure:

                                  MONTHLY
                               INCOMING CALL
              STEP                VOLUME*              PRICE PER CALL***
              ----             -------------           -----------------




                     #CONFIDENTIAL PORTION HAS BEEN OMITTED
                    AND FILED SEPARATELY WITH THE COMMISSION






                     #CONFIDENTIAL PORTION HAS BEEN OMITTED
                    AND FILED SEPARATELY WITH THE COMMISSION



***      Changes         #         of operation could result in pricing changes.

         Price includes charges for everything to be provided in connection with performing this service.

#

                  #               will be provided at a fee of           #
                .





                                  Calendar 1996